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                                                                   Exhibit 23.01

                           Consent of Price Waterhouse LLP



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 our report dated January 22, 1997, which appears on page 22 of the CCC Information Services Group Inc. Form 10-K for the year ended December 31, 1996.






                              Price Waterhouse LLP
                              Chicago, Illinois

                              February 27, 1998